                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                               JANUARY 14, 1998

                        DE ANZA PROPERTIES - XII, LTD.
            (Exact name of registrant as specified in its charter)

                                  California
                (State or other jurisdiction of incorporation)

                  0-10430                            95-3601367
          (Commission File Number)      (IRS Employer Identification Number)

      9171 Wilshire Boulevard, Suite 627, Beverly Hills, California 90210
         (Address of principal executive offices)           (Zip Code)

        Registrant's telephone number including area code: 310/550-1111

                                      None
         (Former name or former address, if changed since last report.)



   Page 1 of 22 pages contained herein. No exhibit index is located herein.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

Sale of Warner Oaks Apartments
------------------------------

          On January 14, 1998, De Anza Properties-XII, Ltd., a California limited partnership ("Registrant") sold Warner Oaks Apartments (the "Property") pursuant to the Purchase and Sales Agreement and Joint Escrow Instructions dated October 15, 1997 and entered into on October 17, 1997. The buyer was Bay Apartment Communities, Inc., a Maryland corporation (the "Buyer"). Neither Registrant nor its operating general partner has any relationship with the Buyer. Located on 7 acres in Woodland Hills, Los Angeles County, California, the Property is a 227-unit upscale garden apartment complex.

          The Buyer paid $20,000,000 all cash for the Property. Mortgage debt of $4,170,474 on the Property, a $300,000 broker's commission and $112,000 in documentary transfer taxes were paid by Registrant upon closing. Sale proceeds net of these payments and $88,000 in sale and closing costs will be distributed to Registrant's limited partners in accordance with Registrant's Partnership Agreement. From the sale of the Property, Registrant expects to distribute approximately $15,329,526 (or $675 per limited partner Unit) to the holders of limited partner interests.

          By selling the Property, Registrant disposed of its most significant remaining real estate asset, although it continues to hold one mobilehome space at San Luis Bay, Avila Beach, California, various notes receivable from the sale of other spaces at San Luis Bay, and cash reserves. Registrant anticipates that these assets will be either sold or paid in 1998, and the proceeds net of projected operating costs will be distributed to the partners and Registrant will be dissolved and liquidated in 1998.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

          Purchase and Sales Agreement and Joint Escrow Instructions, dated October 15, 1997, (without exhibits to the agreement).

                                   Signatures

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   De Anza Properties - XII, Ltd.
                                   a California limited partnership
                                   By: De Anza Corporation
                                       Operating General Partner

          Date:  January 29, 1998      By:  /s/ Michael D. Gelfand
                                           -----------------------
                                           Michael D. Gelfand
                                           President and Chief Financial Officer

                             WARNER OAKS APARTMENTS

                          PURCHASE AND SALES AGREEMENT
                          ----------------------------
                                      AND
                           JOINT ESCROW INSTRUCTIONS
                           -------------------------

     THIS PURCHASE AND SALES AGREEMENT AND JOINT ESCROW INSTRUCTIONS (this "Agreement") is made and entered into as of the 15th day of October, 1997, by and between DE ANZA PROPERTIES - XII, LTD., a California limited partnership, having its principal offices at 9171 Wilshire Boulevard, Suite 627, Beverly Hills, California 90210 ("Seller") and BAY APARTMENT COMMUNITIES, INC., a Maryland corporation, having its principal place of business at 4340 Stevens Creek Boulevard, Suite 275, San Jose, California 95129 ("Buyer"), and to serve as joint escrow instructions to the Escrow Holder defined herein, as follows:

                                    RECITALS
                                    --------

     WHEREAS, Seller is the owner of that certain real property which is improved with 19 buildings comprising a 227 unit apartment project known as WARNER OAKS APARTMENTS, having an address of 5727 Canoga Avenue, Woodland Hills, California 91367, and which real property is described on Exhibit A attached
                                                                  -
hereto and made a part hereof (the "Real Property") as well as all improvements affixed thereto ("Improvements"), the unit mix being set forth on Exhibit A-1
                                                                          ---
attached hereto and incorporated herein, and certain personal property located thereon as described below, as of the date of this Agreement.

     WHEREAS, Seller desires to sell and Buyer desires to buy all of Seller's right, title and interest in and to the following, which shall hereinafter be referred to as the "Property" on the terms and conditions set forth in this
Agreement:

          A.  The Real Property;

          B.  The Improvements;

          C. All personal property owned or leased by Seller at the Property, including but not limited to that described in Exhibit B attached hereto and
                                                       -
incorporated herein (the "Personal Property");

          D. All of Seller's right, title and interest in the leases and tenancies of the Real Property, which as of October 1, 1997 are reflected in the Rent Roll (which includes a delinquency report as of September 30, 1997) attached as Exhibit C and incorporated herein (the "Rent Roll").
                    -

          E. All of Seller's right, title and interest in and to all minerals contained in the Real Property, all non-public water rights pertaining to the Real Property, all tenements, hereditaments, easements, rights-of-way, appurtenances, riparian rights and drainage rights belonging to the Real Property and in and to any streets, alleys or other public ways, public areas, easements, and common or open or greenbelt areas (all before or after vacation thereof) in, or upon or adjacent to the Real Property; and

          F. All intangible property ("Intangible Property") owned by Seller and in Seller's possession in connection with the Real Property, including but not limited to Seller's right, title and interest in the Property name "Warner Oaks" and all transferable licenses, permits, surveys, plans and drawings (to the extent reasonably available to Seller to deliver upon Closing) relating to the Property.

     NOW, THEREFORE, for and in consideration of the mutual covenants and promises, and other good and valuable consideration as hereinafter provided, the receipt and sufficiency of which are hereby acknowledged, Seller agrees to convey to Buyer and Buyer agrees to acquire from Seller the Property for the consideration set forth hereinafter, all on the terms and conditions as hereinafter set forth.

     1.   Recitals and Definitions.  The foregoing recitals are restated and
          ------------------------
incorporated herein as part of this Agreement.

     2.   Consideration.  Buyer agrees to pay Seller in cash Twenty Million
          -------------
Dollars ($20,000,000) (the "Purchase Price") for the Property.

          2.1.  Deposit.
                -------

                2.1.1.  Initial Deposit.  Within two (2) business days of
                        ---------------
execution of this Agreement by Buyer and Seller, Buyer shall deposit with Escrow Holder, Two Hundred Thousand Dollars ($200,000) ("Initial Deposit") by cashier's or bank check or wire transfer, to be held by Escrow Holder pursuant to this Agreement as a good faith deposit. The Initial Deposit shall be deposited by Escrow Holder in an interest bearing account in accordance with the terms described below. If Buyer disapproves any matter which is subject to Buyer's approval pursuant to Section 3.1.1 prior to the end of the Inspection Period
                             -----
(defined in Section 3.1.1), at Buyer's election, the Initial Deposit, together
                    -----
with all interest earned thereon, shall be delivered to Buyer, and all obligations of Buyer and Seller to close this transaction shall terminate, and the Escrow shall be terminated.

                2.1.2.  Additional Deposit.  If Buyer's obligation to acquire
                        ------------------
the Property has not been terminated under this Agreement, then prior to the end of the Inspection Period, Buyer shall deposit with Escrow Holder an additional Three Hundred Thousand Dollars ($300,000) ("Additional Deposit") by cashier's or bank check or wire transfer, to be held and disbursed as provided in this Agreement.

The Additional Deposit, together with the Initial Deposit (collectively, the "Deposit"), shall be held by Escrow Holder pursuant to this Agreement and invested by Escrow Holder in federally insured interest bearing accounts, short term U. S. Treasury Bills or similar equivalent securities, reasonably acceptable to Buyer and Seller and reportable for federal tax purposes to Buyer's federal tax identification number. Upon the Closing (defined below), the Deposit, together with all interest earned thereon, shall be credited towards the Purchase Price.

          2.2.  Existing Debt.  The Property is subject to an existing loan
                -------------
("Existing Debt") in the approximate principal balance of $4,190,000, which will be paid in full at Closing by Seller out of the proceeds from Buyer.

          2.3.  Allocation of Purchase Price.  Buyer and Seller agree on the
                ----------------------------
allocation of the Purchase Price among the components of the Property as follows:

          Real Property and Improvements                  $19,760,000.00
          Personal Property and Intangible Property       $   240,000.00
                                                          --------------
               TOTAL                                      $20,000,000.00

     3.   Conditions to the Close of Escrow.
          ---------------------------------

          3.1.  Conditions Precedent to Buyer's Obligations.  The close of
                -------------------------------------------
Escrow and Buyer's obligations with respect to the purchase of the Property as contemplated by this Agreement are subject to the satisfaction of each of the following conditions within the time periods specified. If Buyer proceeds to Closing with actual knowledge of the failure of a condition, such condition shall be deemed waived by Buyer and all other conditions precedent shall be deemed satisfied. Buyer's actual knowledge shall include, but not be limited to, any written disclosure to or received by Michael J. Jara, Max Gardner, and any party who replaces such person in this transaction, even if such written disclosure is not actually read or understood by such person. If a condition is not satisfied and Buyer has not waived or been deemed to have waived such condition, Buyer shall receive the Deposit and interest earned thereon and the obligations of Buyer and Seller to close this transaction shall cease.

                3.1.1.  Buyer's Inspection Period.  From and after the date this
                        -------------------------
Agreement is executed by Seller and Buyer, and continuing until forty-five (45) days after the date of execution of this Agreement by such parties (the "Inspection Period"), Buyer shall have approved, in Buyer's sole and absolute discretion, the following. The failure of Buyer to notify Seller and Escrow Holder in writing of Buyer's approval of all items on or before the end of the Inspection Period shall constitute disapproval of all matters and Buyer shall not be obligated to deposit the Additional Deposit with the Escrow Holder and except as otherwise provided in Section 3.1.1C, the obligations of Buyer and
                                        ------
Seller to close this transaction shall cease. However, if Buyer deposits the Additional Deposit, Buyer shall be deemed to have approved all such items, whether or not notice thereof is given. Buyer shall not be entitled to any adjustment in the Purchase Price based upon the results of Buyer's inspections and investigations; Buyer's sole remedy shall be to timely terminate Buyer's obligations to close this transaction.

                        A.  Documents and Materials.  No later than two (2) days
                            -----------------------
after Seller's execution of this Agreement, provided Buyer has also executed this Agreement, Seller shall deliver to Buyer for Buyer's review and approval or disapproval, all of the materials described in Exhibit D attached hereto and
                                                       -
incorporated herein. Buyer agrees to maintain all material provided by Seller as confidential and not to disclose it to any person, except an authorized agent, employee, consultant or representative of Buyer, who shall be apprised of and agree to the foregoing obligation of confidentiality. If Buyer elects not to acquire the property, all such materials shall be returned to Seller within ten days.

                        B.  Buyer's Inspections and Studies.  Buyer shall
                            -------------------------------
approve or disapprove the results of any and all inspections, investigations, tests and studies (including, without limitation, investigations with regard to zoning, subdivision, building codes, earthquake fault zones and seismic safety, ADA, lead-based paint, fire and life safety and other governmental regulations, architectural inspections, pest, dry rot and fungus inspections, engineering tests, environmental inspections, financial statements and soils, seismic, environmental and geologic reports) with respect to the Property (including all structural and mechanical systems) and its financial affairs as Buyer may elect to make or obtain. Prior to the end of the Inspection Period, Buyer agrees to obtain a Phase-I environmental report for the Real Property and to provide a copy to Seller of that report and any other environmental reports relating to the Property or property adjacent to or in the vicinity of the Property, which are in Buyer's possession. The cost of all inspections, studies, tests and reports shall be borne by Buyer. Seller shall cooperate in providing Buyer and its representatives access to the Property at all reasonable times prior to Closing and to the books and records of the Property during the Inspection Period. Buyer and its representatives shall have the right to enter the Property only in accordance with the following terms and conditions:

          (i)   Buyer's right to acquire the Property has not been terminated;

          (ii) Buyer may enter upon the Property only during business hours and for the purposes of performing inspections, reviews, studies and surveys. If Buyer obtains any reports, studies or assessments regarding the Property, Buyer shall not provide Seller with a copy of them, unless required by this Agreement
      ---
or specifically requested by Seller;

          (iii) Buyer shall not enter upon the Property without the express prior permission of Seller, in each instance, which shall not be unreasonably withheld or delayed, and without an opportunity for an agent or employee of Seller to be present (provided that Seller cannot unreasonably delay Buyer's inspections); and

          (iv) Buyer shall indemnify, defend and hold Seller harmless from and against any expenses, claims, liens, causes of action, damages, liabilities or obligations which arise out of Buyer's activities at the Property before Closing (other than the mere discovery of a pre-existing condition), including without limitation any costs, expenses and reasonable attorneys' fees incurred by Seller in connection with defending against or clearing Seller's title to the Property of such claims, liens, causes of action or obligations. The foregoing indemnity shall survive the expiration or termination of this Agreement and the Closing.

          (v) Buyer shall have delivered to Seller an insurance certificate evidencing worker's compensation insurance with statutory limits of coverage and commercial general liability insurance with limits of not less than $1,000,000 for personal injury, including bodily injury and death and property damage.

               C.  Title.  Prior to the end of the Inspection Period, Buyer
                   -----
shall have approved the legal description of the Real Property and any matters of title including those disclosed by the following documents and instruments (collectively, "Title Documents") and Buyer shall have specified all endorsements to the title policy reasonably required by Buyer:

                   (i) Current preliminary title report for an A.L.T.A. Owner's policy of title insurance ("Title Report") provided by Seller within five (5) days after full execution of this Agreement, issued by Chicago Title Company (the "Title Company") with respect to the Real Property;

                   (ii) an A.L.T.A. survey ("Survey") of the Real Property if obtained by Buyer at Buyer's cost, together with a certificate from a licensed surveyor reasonably acceptable to Buyer, showing all matters necessary for issuance of an A.L.T.A. Owner's title insurance policy and any other matters reasonably requested by Buyer;

                   (iii) copies of all documents, whether recorded or unrecorded, referred to in the Title Report or Survey, or otherwise affecting title to the Property, which Buyer shall obtain from the Title Company.

If Buyer does not approve the legal description or the Title Documents prior to the end of the Inspection Period, they shall be deemed disapproved and Buyer shall give Seller and Escrow Holder written notice ("Buyer's Title Notice") of the title matters so disapproved by Buyer, prior to the end of the Inspection Period. In such event, Seller shall, within ten (10) days after Buyer's Title Notice, give Buyer written notice ("Seller's Title Notice") of those disapproved title matters, if any, which Seller agrees to cause to be eliminated from or modified (as requested by Buyer) in the Title Policy (defined below). Seller agrees to repay the Existing Debt out of the sale proceeds and to remove or obtain insurance over any mechanic's liens arising from work requested by Seller. If the Seller does not agree in Seller's Title Notice to cause all other matters disapproved in Buyer's Title Notice to be eliminated or modified, as the case may be, Buyer shall have five (5) days, which would extend the Inspection Period, in which to notify Seller and Escrow Holder if Buyer elects to approve the title matters and proceed to acquire the Property ("Buyer's Title Approval Notice"), and if Buyer gives Buyer's Title Approval Notice, Buyer shall within two (2) business days deposit the Additional Deposit and the legal description and Title Documents shall be deemed approved, provided that Seller causes the elimination or modification, as the case may be, by the Closing of those items which Seller agrees to cause to be eliminated or modified, as the case may be, as set forth in Seller's Title Notice. The Title Company shall issue a Pro Forma Title Policy ("Pro Forma Title Policy") in accordance with the foregoing, which shall have no requirements of Seller other than those agreed to by Seller herein or in Seller's Title Notice. If Buyer does not timely give Buyer's Title Approval Notice, the obligations of Buyer and Seller to consummate the transaction hereunder shall cease and the Deposit and interest earned thereon shall be returned to Buyer

               D.  Employees.  Prior to the end of the Inspection Period, Buyer
                   ---------
shall notify Seller of the employees Buyer will rehire upon Closing. Seller's employees who occupy units at the Property shall, as of Closing, be subject to a written lease on Seller's standard form on a month to month basis.

                3.1.2.  Representations, Warranties and Covenants of Seller.
                        ---------------------------------------------------
Seller shall have duly performed each and every covenant and agreement to be performed by Seller hereunder, including but not limited to delivery of all items required by Section 7.1 and Seller's representations and warranties set
                          ---
forth in Exhibit E attached to this Agreement and incorporated herein shall be
                 -
true and correct as of the Closing Date. Notwithstanding anything herein or elsewhere to the contrary, if Buyer has actual knowledge of a matter which would make a representation or warranty of Seller hereunder untrue or incorrect, or would be a breach of a covenant or agreement of Seller hereunder, and Buyer proceeds with the Closing, Buyer shall be deemed to have waived said breach and the condition forever, and Buyer shall have no right to recover any damages or remuneration for such breach or failure, nor to indemnity for such breach of a representation or warranty. Actual knowledge of Buyer shall include, but not be limited to, any written disclosure to or received by Michael J. Jara, Max Gardner and any party who replaces such person in this transaction, even if such written disclosure is not actually read or understood by such person.

                3.1.3.  Title and Title Insurance.  At the Closing upon
                        -------------------------
satisfaction of all conditions to Seller's obligations hereunder, Seller shall deliver good and marketable fee simple title to the Real Property by Grant Deed in the form attached hereto as Exhibit F-1 ("Deed"), subject only to: (a) a lien
                                       ---
for real property taxes, not then due or payable, (b) matters of title respecting the Property in accordance with the Pro Forma Title Policy and (c) matters affecting the condition of title to the Real Property created by or with the prior written consent of Buyer.

                Title to the Real Property delivered to Buyer at Closing shall include all buildings and improvements now erected or placed thereon owned by Seller, all of Seller's right, title and interest in and to all tenements, hereditaments, easements, rights-of-way, appurtenances, passages, water rights, water courses, riparian rights, drainage rights and mineral and other rights, liberties and privileges thereon or in any way now or hereafter appertaining, including all of the right, title and interest of Seller in and to all public and private streets, roads, avenues, alleys, passageways (before and after vacation thereof) in front of or abutting the Real Property or any portion thereof.

                At the Closing, Seller shall cause the Title Company to issue to Buyer an A.L.T.A. Extended Coverage Owner's Policy of Title Insurance (1970 Form B -Revised 10-17-70) in accordance with the Pro Forma Title Policy (the "Title Policy"). The Title Policy shall be issued with liability in an amount equal to the portion of the Purchase Price attributable to the Real Property and Improvements. The premium shall be shared as provided in Section 5.2.
                                                                 ---

          3.2.  Conditions Precedent to Seller's Obligations.  The close of
                --------------------------------------------
Escrow and Seller's obligations with respect to the sale of the Property as contemplated by this Agreement are subject to the satisfaction of each of the following conditions within the time periods specified. If Seller proceeds to Closing with knowledge of the failure of a condition, such condition shall be deemed waived by Seller.

               3.2.1.  Representations, Warranties and Covenants of Buyer.
                       --------------------------------------------------
Buyer shall have duly performed each and every covenant and agreement to be performed by Buyer hereunder, including but not limited to delivery of all items required by Section 7.2 and Buyer's representations and warranties set forth in
                    ---
Exhibit G attached to this Agreement and incorporated herein shall be true and
        -
correct as of the Closing Date for Buyer and/or Buyer's approved designee.

     4.   Closing.  The Escrow for the acquisition of the Property shall close
          -------
on January 14, 1998, provided Buyer has deposited the Additional Deposit, or as mutually agreed upon by Buyer and Seller in writing ("Closing Date"). The "Closing" shall occur when all matters required to be delivered to Escrow Holder have been delivered and when all conditions to Closing have been satisfied or waived, at which time the Grant Deed may be recorded. Seller and Buyer shall deposit all Closing Documents in Escrow prior to the Closing Date.

     5.   Costs, Expenses and Prorations.
          ------------------------------

          5.1.  Cancellation Fees and Expenses.  The Title Company and Escrow
                ------------------------------
Holder have agreed to waive any Title Report or Escrow charges in the event of cancellation of the Escrow; accordingly neither Seller nor Buyer shall have any liability for such charges.

          5.2.  Closing Expenses.
                ----------------

                5.2.1.  Seller's.  Seller shall be responsible for (a) the
                        --------
amount of the premium for the Title Policy equivalent to the C.L.T.A. standard premium, excluding the premium for Buyer's endorsements, (estimated to be $9,089.60) (b) the documentary and transfer taxes, (c) sales taxes, if any, (d) one-half of all Escrow fees (estimated to be $0) and costs, (e) Seller's share of Closing prorations, and (f) the recording charges for the Deed.

                5.2.2.  Buyer's.  Buyer shall be responsible for (a) the balance
                        -------
of the premium for the Title Policy and for Buyer's endorsements to the Title Policy (estimated to be $3,161.60), (b) the cost of the A.L.T.A. survey, (c) one-half of all Escrow fees (estimated to be $0) and costs, (d) Buyer's share of Closing prorations, and (e) any other document recording charges.

                5.2.3.  Other Expenses.  Buyer and Seller shall each pay their
                        --------------
respective legal, professional and consultants' fees. All other costs and expenses shall be allocated between Buyer and Seller in accordance with the customary practice in the county where the Property is located.

          5.3.  Closing Prorations and Credits.  A statement of estimated
                ------------------------------
prorations and adjustments shall be prepared by Seller in accordance with this Agreement and submitted to Buyer for review not less than two (2) business days prior to the Closing Date. For purposes of prorations, Buyer shall be deemed the owner of the Property on the Closing Date. The following items are to be prorated or adjusted (as the case requires) as of the Closing Date and credits given to Buyer or Seller as appropriate against the Purchase Price.

                5.3.1.  Taxes.  Delinquent real estate and personal property
                        -----
taxes, if any, shall be paid at Closing. Real estate and personal property taxes and assessments shall be prorated as of Closing based on the actual current tax bill. Seller shall be responsible for any interest or penalties which accrued prior to the Closing due to Seller being delinquent in the payment of any taxes due hereunder. If after Closing, any supplemental real estate taxes are assessed against the Property pursuant to Chapter 3.5 of Part 0.5 of Division 1 of the California Revenue and Taxation Code (Section 75 through 75.80, inclusive) by reason of any event occurring prior to the Closing (other than an event caused by Buyer), such supplemental real estate taxes shall be prorated following the Closing within 30 days of receipt of such supplemental tax bill. In the event Seller or Buyer appeals any assessment or tax relating to the Property, Seller shall be entitled to the portion of the award, if any, relating to the period prior to Closing and Buyer shall be entitled to the portion relating to the period from and after the Closing, each net of costs incurred to obtain the award; and each party agrees to cooperate with the other in the pursuit of such appeal. Buyer agrees that Seller may appeal any supplemental tax or assessment relating to the period prior to Closing, even if the appeal is filed following the Closing.

                5.3.2.  Rents and Charges.  Collected rents and other charges
                        -----------------
from the Property relating to the period prior to the Closing, and the amount of any rents and other charges paid to Seller which are applicable to the period subsequent to the month of Closing, as set forth in the Closing Rent Roll shall be prorated as of Closing. In the event there are uncollected rents or other charges as of the Closing, Buyer shall use its reasonable efforts to collect such rents and other charges and shall pay them over to Seller; provided, however, any rents collected shall first be applied to rent due Buyer. Seller agrees not to take legal action to recover any delinquent rents, against tenants of the Property following Closing.

                5.3.3.  Security Deposits.  The full amount of security deposits
                        -----------------
paid, less any lawful deductions, shall be credited to or transferred to Buyer.

                5.3.4.  Utilities.  Water, electric, gas, telephone and all
                        ---------
other utility and fuel income and expense shall be prorated as of the Closing. Seller shall endeavor to have all meters read for all utilities serving the Property on the day prior to the Closing Date. If any meters have not been read by the Closing Date, the utilities shall be estimated based upon the most recent bills and reprorated following Closing. Buyer shall be responsible for providing any required utility deposits; and existing deposits shall be returned to Seller. If Buyer has not made arrangements for transfer of utility service to Buyer as of the Closing, such utility service will be terminated by Seller on the Closing Date and Buyer shall be responsible for arranging for new service to the Property.

                5.3.5.  Service Contracts.  Amounts due and prepayments under
                        -----------------
the service Contracts shall be prorated as of the Closing. Any management agreement shall be terminated as of the Closing.

                5.3.6.  Licenses and Fees.  Assignable license and permit fees,
                        -----------------
and fees and dues paid to governmental entities and associations in which Buyer has or will participate shall be prorated as of the Closing.

                5.3.7.  Employees' Compensation.  Seller shall be responsible
                        -----------------------
for and, at or prior to Closing, shall pay all amounts due up to Closing for employees' salaries, vacation pay, withholding and payroll taxes, and other benefits, and any management fee affecting the Property. Seller shall terminate as of Closing employees who work at the Property. Seller shall indemnify and hold Buyer harmless from any and all obligations of Seller arising prior to Closing and relating to any claims made by employees. Buyer shall indemnify and hold Seller harmless from any and all obligations of Buyer arising with respect to the period from and after the Closing and relating to any employees Buyer indicates Buyer will rehire as provided for in Section 3.1.1.D.
                                                       -------

                5.3.8.  Closing Costs.  The Closing costs shall be allocated to
                        -------------
the respective party obligated for such Closing costs, and Seller's share shall be paid out of the proceeds.

                5.3.9.  Other Expenses and Income.  Other expenses and income of
                        -------------------------
operation and similar items shall be prorated as of the Closing.

Except for real estate taxes, any proration which must be estimated at Closing shall be reprorated and finally adjusted within thirty (30) days after the Closing, or such longer period as is reasonably necessary, not to exceed an additional sixty (60) days, otherwise all prorations shall be final.

          5.4.  Broker's Commission.  Out of the proceeds, Seller shall pay
                -------------------
$300,000 (1.5% of the Purchase Price) to CB Commercial upon receipt of an invoice from CB Commercial signed by Joseph Leon, Raymond Eldridge and Blake Mirkin.

     6.   Escrow.
          ------

          6.1.  Opening of Escrow.  The opening of "Escrow" shall be caused by
                -----------------
the delivery, by Buyer, of a fully executed copy of this Agreement and the Initial Deposit to Chicago Title Company ("Escrow Holder") at the address set forth in Section 17. The close of Escrow for the acquisition of the Property
                 --
shall occur on the Closing Date set forth in Section 4.  Buyer and Seller hereby
                                                     -
authorize their respective attorneys to execute and deliver to Escrow Holder any additional or supplementary instructions as may be necessary or convenient to implement the terms of this Agreement and close the transaction contemplated hereby.

          6.2.  Full Disclosure.  Escrow Holder shall be instructed to provide
                ---------------
each of the parties hereto and their attorneys with copies of all documents, memorandum, correspondence or instructions received by Escrow Holder immediately upon receipt thereof. Escrow Holder shall keep each of the parties hereto fully apprised of all facts relevant to this Escrow. After closing of Escrow, Escrow Holder agrees that any party hereto or its appointed agent, representative or attorney may inspect the Escrow Holder's file upon reasonable notice during reasonable business hours.

          6.3.  Indemnification of Escrow Holder.  If this Agreement or any
                --------------------------------
matter relating hereto shall become the subject of any litigation or controversy, Buyer and Seller agree, jointly and severally, to hold Escrow Holder free and harmless from any loss or expense, including reasonable attorneys' fees that may be suffered by it by reason thereof, other than arising out of Escrow Holder's own negligence, willful misconduct or failure to observe its instructions and obligations hereunder. In the event conflicting demands are made or notices served upon Escrow Holder with respect to this Agreement, the Buyer and Seller expressly agree that Escrow Holder shall be entitled to file a suit in interpleader and obtain an order from the court requiring Buyer and Seller to interplead and litigate their several claims and rights among themselves. Upon the filing of the action in interpleader, Escrow Holder shall be fully released and discharged from any obligations imposed on it by this Agreement.

          6.4.  Non-Liability of Escrow Holder.  Escrow Holder shall not be
                ------------------------------
liable for the sufficiency or correctness as to form, manner, execution or validity of any instrument deposited with it, nor as to the identity, authority or rights of any person executing such instrument, nor for failure to comply with any of the provisions of any agreement, contract or other instrument filed with Escrow Holder or referred to herein, other than this Agreement, to the extent it serves as joint escrow instructions. Notwithstanding the foregoing, if Escrow Holder is also acting as the Title Company under the terms of this Agreement, nothing in this Agreement shall limit the liability of the Title Company under the Title Policy.

          6.5.  Disbursements and Other Actions by Escrow Holder.  At the close
                ------------------------------------------------
of Escrow upon satisfaction of all conditions, Escrow Holder shall promptly undertake all of the following in the manner hereinbelow indicated.

                6.5.1.  Closing.  Escrow Holder shall disburse the funds and
                        -------
deliver the documents and take other actions as follows:

                        A.  Closing Costs.  Deduct all items chargeable to the
                            -------------
account of Seller pursuant to Section 5 from the Purchase Price and pay all of
                                      -
Buyer's Closing costs from funds deposited by Buyer.

                        B.  Funds. Disburse by wire transfer the remaining
                            -----
balance of the Purchase Price to Seller or as Seller may direct.

                        C.  Recording.  Cause the Deed (with documentary
                            ---------
transfer tax and stamp information to be affixed after or separate from recording, if possible) and any other documents which the parties hereto may mutually direct to be recorded in the official records of the county in which the Property lies and obtain conformed copies thereof for distribution to Buyer and Seller.

                        D.  Title Policy.  Direct the Title Company to issue the
                            ------------
Title Policy to Buyer as of the date of Closing.

                        E.  Documents.  Deliver to Buyer the Bill of Sale, the
                            ---------
General Assignment, the FIRPTA Certificate, and change of address notices duly executed by Seller and any of the documents (or copies thereof) deposited into Escrow by Seller pursuant hereto and deliver to Seller all documents (or copies thereof) deposited in Escrow by Buyer pursuant hereto.

                        F.  Section 6045 Filings.  As the "reporting person"
                            --------------------
within the meaning of Treasury Regulation (S)1.6045-4(e)(5), timely file the forms required by Internal Revenue Code Section 6045(e) and the regulations promulgated thereunder. Pursuant to such regulations, the parties agree to retain this Agreement for at least four (4) full calendar years after the Closing.

     7.   Deliveries to Escrow Holder.
          ---------------------------

          7.1.  By Seller for the Closing.  Seller hereby covenants and agrees
                -------------------------
to deliver or cause to be delivered to Escrow Holder prior to the Closing Date, the following instruments and documents, the delivery of each of which shall be a condition to the performance by Buyer of its obligations under the terms of this Agreement:

               7.1.1.  Deed.  The Deed (as set forth in Exhibit F-1), duly
                       ----                                     ---
executed and acknowledged.

               7.1.2.  Bill of Sale.  A bill of sale (as set forth in Exhibit F-
                       ------------                                           -
2) ("Bill of Sale"), duly executed.
-

               7.1.3.  Assignment and Assumption of Leases.  An assignment and
                       -----------------------------------
assumption of the leases (as set forth in Exhibit F-3) ("Assignment of Leases"),
                                                  ---
duly executed.

               7.1.4.  Assignment and Assumption of Service Agreements.  An
                       -----------------------------------------------
assignment and assumption of the transferable service agreements (as set forth in Exhibit F-4) ("Assignment of Service Agreements"), duly executed.
           ---

               7.1.5.  Closing Rent Roll.  A rent roll for the Property in the
                       -----------------
form of Exhibit C, updated to two (2) business days prior to the Closing Date,
                -
certified by Seller to be true and correct; which rent roll shall be promptly updated to the Closing Date following the Closing.

               7.1.6.  General Assignment.  An assignment (as set forth in
                       ------------------
Exhibit F-5) ("General Assignment"), duly executed.
        ---

               7.1.7.  Non-Foreign Certification.  A certification duly executed
                       -------------------------
by Seller under penalty of perjury setting forth Seller's address and federal tax identification number and certifying that Seller is a "United States Person" and that Seller is not a "foreign person" in accordance with and/or for the purpose of the provisions of Sections 7701 and 1445 (as may be amended) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder, and a California Form 590 for the same purpose.

               7.1.8.  Notices.
                       -------

               (i) A written form of notice approved by Seller and Buyer, executed by Seller to be sent to the tenants advising them of the purchase of the Property by Buyer, notifying them of the transfer of the security deposits to Buyer, and directing them to pay rent to or as directed by Buyer, which notices shall be mailed by Seller to all tenants; and

               (ii) A form of written notice to the other parties to the Contracts and any vendors relating to the Property, advising them of the transfer of the Property, which notices shall be mailed by Seller to each addressee.

               7.1.9.  Proof of Authority.  Such proof of Seller's authority and
                       ------------------
authorization to enter into this Agreement and consummate the transactions contemplated hereby, and such proof of the power and authority of the individual(s) executing and/or delivering any instruments, documents or certificates on behalf of Seller to act for and bind Seller as may be reasonably required by Title Company and/or Buyer.

               7.1.10.  Affidavits.  Any affidavits or mechanic's lien
                        ----------
indemnifications as may be reasonably required by Title Company in order to issue the Title Policy.

               7.1.11.  Other.  Any and all other instruments reasonably
                        -----
necessary in order to consummate the acquisition of the Property in accordance with this Agreement.

          7.2. By Buyer for the Closing.  Buyer hereby covenants and agrees to
               ------------------------
deliver or cause to be delivered to Escrow Holder by noon local time one (1) business day prior to the Closing Date the following consideration, instruments and documents, the delivery of each of which shall be a condition to the performance by Seller of its obligations under the terms of this Agreement.

               7.2.1.  Purchase Price.  Cash in the amount of the Purchase Price
                       --------------
plus Buyer's prorations and Closing costs less Seller's prorations and Closing costs, by Bank wire transfer, less the Deposit and interest earned thereon, and interest accruing thereon prior to Closing shall belong to Buyer.

               7.2.2.  Assignment and Assumption of Leases.  The Assignment of
                       -----------------------------------
Leases, duly executed by Buyer or its approved designee.

               7.2.3.  Assignment and Assumption of Service Agreements.  The
                       -----------------------------------------------
Assignment of Service Agreements, duly executed by Buyer or its approved designee.

               7.2.4.  Notices.  The tenant notice described in Section
                       -------
7.1.8(a), executed by Buyer.
--------

               7.2.5.  Proof of Authority.  Such proof of Buyer's authority and
                       ------------------
authorization to enter into this Agreement and consummate the transactions contemplated hereby, and such proof of the power and authority of the individual(s) executing an/or delivering any instruments, documents or certificates on behalf of Buyer or its approved designee to act for and bind Buyer or its approved designee, as may be reasonably required by Seller or Title Company.

               7.2.6.  Other.  Any and all other instruments reasonably
                       -----
necessary in order to consummate the transfer of the Property and the payment of the Purchase Price in accordance with this Agreement.

     8.   Deliveries to Buyer Upon Close of Escrow Outside of Escrow.  Seller
          ----------------------------------------------------------
shall deliver possession of the Property to Buyer or its approved designee upon the Closing, including keys to the Improvements and keys to all Personal Property located on the Property. The original leases, which are the subject of the Assignment of Leases, all tenant files, the original transferable contracts (or copies, if originals are not available), permits, licenses and warranties, and all plans and drawings of the Property in Seller's possession shall be delivered to Buyer or its approved designee upon the Closing.

     9.   Casualty Damage.  Prior to the Closing, and notwithstanding the
          ---------------
pendency of this Agreement, the entire risk of loss or damage by earthquake, flood, landslide, fire or other casualty shall be borne and assumed by Seller, except for loss or damage caused by Buyer and except as otherwise provided in this Section 9. From and after the Closing, such risk shall be Buyer's or its
             -
approved designee's. If, prior to the Closing, any part of the Property is damaged or destroyed by earthquake, flood, landslide, fire or other casualty, Seller shall promptly so notify Buyer.

          9.1.  Damage Exceeds $250,000.  If such damage or destruction results
                -----------------------
in a cost to repair or replace the Property or any part of the Property which is greater than $250,000, Buyer shall have the option to terminate its obligation to acquire the Property pursuant to this Agreement by written notice to Seller and Escrow Holder not later than ten (10) business days after receipt of notice from Seller of the fact that the Property has been damaged or destroyed. In the event Buyer exercises the foregoing option, the Deposit, including all interest earned thereon, shall be delivered to Buyer and the obligations of Buyer and Seller to consummate the transaction contemplated hereunder shall cease. If Buyer does not timely exercise the foregoing option, the transaction shall proceed to Closing and Seller shall assign and turn over at Closing, and Buyer shall be entitled to receive and keep at Closing, all insurance proceeds payable, and an amount equal to the deductible, with respect to such damage or destruction and the parties shall proceed to the Closing.

          9.2.  Damage Equals Or Is Less Than $250,000.  If the cost to repair
                --------------------------------------
the Property is $250,000 or less, neither party shall have a right to terminate its obligations under this Agreement and Seller shall assign and turn over at Closing, and Buyer shall be entitled to receive and keep at Closing, all insurance proceeds payable, and an amount equal to the deductible plus any shortfall necessary to cover the cost to repair, with respect to such damage or destruction and the parties shall proceed to the Closing. Provided, however, if the shortfall is more than $50,000, Seller shall have the option to complete the repairs at its expense and extend the Closing Date accordingly.

     10.  Condemnation.  If at any time prior to the Closing,  the Property or
          ------------
any portion thereof which would materially adversely affect the use of the Property is taken by condemnation or eminent domain, or any such proceedings are commenced, Buyer may, at its option, within ten (10) business days after receipt of written notice of such fact from Seller, terminate its obligation to acquire the Property pursuant to this Agreement, by written notice to Seller and Escrow Holder. Thereupon, the obligations of Buyer and Seller to consummate the sale of the Property hereunder shall cease and the Deposit, including interest thereon shall be returned to Buyer. Seller shall notify Buyer of any such taking by eminent domain or the commencement of any such proceedings. If Buyer does not elect to so terminate its obligations under this Agreement, the Agreement shall remain in full force and effect and Seller shall in such event turn over or credit to Buyer at the Closing all monies received by Seller by reason of such taking, and Seller shall assign to Buyer all of its rights, title and interest in and to any awards to Seller or the Property that may be made for such taking.

     11.  Representations and Warranties.
          ------------------------------

          11.1.  Seller's.  Seller represents and warrants to Buyer as of the
                 --------
date of this Agreement those matters set forth in Exhibit E attached hereto and
                                                          -
made a part hereof, which representations and warranties shall be true and correct at the Closing and shall survive the Closing only for four months. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES IN EXHIBIT E, (i) SELLER MAKES NO
                                                         -
WARRANTY OR REPRESENTATION REGARDING THE PROPERTY OR ANY PART THEREOF, ITS PHYSICAL OR FINANCIAL CONDITION, FITNESS FOR A PARTICULAR PURPOSE OR USE, OR MERCHANTABILITY, OR ANY OTHER MATTER AFFECTING THE PROPERTY; AND (ii) BUYER WILL ACQUIRE THE PROPERTY, IF AT ALL, "AS-IS, WHERE-IS, AND WITH ALL FAULTS," INCLUDING BUT NOT LIMITED TO ANY HAZARDOUS SUBSTANCES OR HAZARDOUS WASTES THAT MAY BE LOCATED ON, UNDER OR AROUND THE PROPERTY, WHETHER KNOWN OR UNKNOWN.

          11.2.  Buyer's.  Buyer represents and warrants to Seller as of the
                 -------
date of this Agreement those matters set forth in Exhibit G attached hereto and
                                                          -
made a part hereof, which representations and warranties shall be true and correct at the Closing, and shall survive the Closing only for one month.

     12.  Seller's Covenants.
          ------------------

          12.1.  Operation of Property Prior to Closing.  So long as Seller is
                 --------------------------------------
obligated to convey the Property to Buyer under this Agreement, Seller shall not encumber or convey any portion of the Property or any rights therein, except that Seller shall continue operating the Property substantially as it has in the past, including but not limited to leasing to tenants in accordance with Seller's current leasing standards at rents not less than those set forth on Exhibit H attached hereto, acquiring and disposing of inventory, entering into
        -
service contracts, implementing rent adjustments and performing inspections, repairs, maintenance and capital improvements. Seller will not enter into any service contracts after the date of this Agreement which are not terminable upon 30 days notice without penalty or charge, without Buyer's prior written consent, which will not be unreasonably withheld. Any proposed rent increase or material modification of a lease form will be provided to Buyer prior to implementation. Seller shall have no obligation to replace any damaged or lost items of personal property in the model units prior to Closing which have a value under One Hundred Dollars ($100). Seller shall use its best efforts so that any apartment units vacated more than seven (7) business days prior to the Closing Date are in "rent ready condition" on the Closing Date. "Rent ready condition" shall mean cleaned and recently painted in accordance with Seller's custom but without any upgrades, and carpeting and floor coverings in suitable condition for resident move-ins, according to Seller's custom and practice but without any upgrades. Following execution of this Agreement and so long as Buyer's obligation to acquire the Property has not terminated, Seller shall provide Buyer with a copy of the Weekly Occupancy Activity Analysis report for the Property, in the form attached as Exhibit I. Seller will use reasonable efforts to ensure the overall
                    -
accuracy of the report; however, said report shall be without warranty as to accuracy

          12.2.  Representations and Warranties.  To the extent within Seller's
                 ------------------------------
control, Seller will take, cause to be taken, or refrain from, all action necessary to cause the representations and warranties of Seller set forth in Exhibit E to remain true and correct in all respects from the date of this
        -
Agreement to the Closing.

     13.  Buyer's Covenants.  Buyer shall (or shall not, as the case may be) do
          -----------------
the following, from the date of this Agreement until the Closing:

          13.1.  Ongoing Business.  Carry on its business in the ordinary and
                 ----------------
regular course in substantially the same manner as heretofore conducted;

          13.2.  Preserve Existence.  Preserve its existence and business
                 ------------------
organization intact;

          13.3.  Raise Funds.  Use all commercially reasonable efforts to raise
                 -----------
sufficient financing (either as equity or debt) to enable the transaction contemplated by this Agreement to be consummated (although the raising of such funds shall not be a condition of Buyer's obligations hereunder);

          13.4.  Representations and Warranties.  To the extent within Buyer's
                 ------------------------------
control, Buyer will take, cause to be taken, or refrain from, all action necessary to cause the representations and warranties of Buyer set forth in Exhibit G to remain true and correct in all respects from the date of this
        -
Agreement to the Closing.

     14.  Indemnification.
          ---------------

          14.1.  By Seller.  Seller shall indemnify, defend and hold harmless
                 ---------
Buyer, its agents and employees from and against any and all claims, demands, causes of action and liabilities including but not limited to reasonable attorneys' fees, arising as a result of property damage or injury occurring at the Property prior to the Closing (other than if caused by Buyer), or arising out of the breach of Seller's representations and warranties set forth in Exhibit E.
        -

          14.2.  By Buyer.  Buyer agrees to indemnify, defend and hold harmless
                 --------
Seller, its partners, agents, employees, and Independent Committee members and their agents, from and against any and all claims, demands, causes of action, and liabilities, including but not limited to reasonable attorneys' fees, arising on or after the Closing and relating to the Property or Buyer's ownership, operation (which shall include without limitation tenant matters) or maintenance of the Property or arising out of a breach of Buyer's representations and warranties set forth in Exhibit G.
                                                    -

          14.3.  Terms of Indemnification.  The foregoing indemnification
                 ------------------------
obligations are subject to the following:

                 14.3.1.  Claim Amount.  Other than with respect to claims which
                          ------------
are covered by insurance, the respective indemnifying party under Sections 14.1
                                                                           ----
and 14.2 shall be required to indemnify the respective indemnified party
    ----
thereunder only if, and then only to the extent that, the damages, judgments, costs, expenses (excluding attorneys' fees and disbursements), penalties or other amounts incurred by the indemnified party arising out of a matter for which the indemnified party is indemnified thereunder, exceeds $25,000. Notwithstanding anything herein, the maximum liability of either party as indemnitor hereunder, including but not limited to all costs, expenses, reasonable attorney's fees and disbursements, shall be an amount equal to the Purchase Price.

                 14.3.2.  Notice.  No party hereto shall be required to
                          ------
indemnify another party pursuant hereto unless within ten months following the Closing (i) the claim for which the party seeks indemnity arises and (ii) the party claiming the right to be indemnified notifies the other party of its claim of indemnity and of the facts which are the basis for indemnification pursuant to this Section 14. If the notice is timely given but the notified party desires
                --
to dispute the claim of indemnity, it shall, within thirty (30) days after the aforesaid notice is given, give a counternotice, setting forth the basis for disputing such claim of indemnity, to the party claiming the right to be indemnified. If no such counternotice is given within such thirty (30) day period, or if the indemnifying party acknowledges liability for indemnification, then such indemnification shall be promptly honored.

                 14.3.3.  Arbitration.  If, within thirty (30) days after the
                          -----------
giving of the counternotice, the parties have not reached agreement as to the claim in question, then the claim for indemnification shall be submitted to and settled by arbitration as hereinafter provided (it being expressly understood and agreed that if such counternotice is duly given, it is the intention of the parties to this Agreement that any such claim shall be resolved by arbitration as provided in this Section 14). Arbitration shall be before a retired judge or
                            --
justice in Los Angeles County, California. If the parties are unable to agree on a retired judge or justice, each party shall name one retired judge or justice and the two named persons will select a neutral judge or justice to act as the sole arbitrator. The parties shall be entitled to take discovery in accordance with the provisions of the California Code of Civil Procedure, including but not limited to Section 1283.05, which shall be applicable to such arbitration, except that leave of the arbitrator shall not be required to take depositions for discovery, provided that either party may request that the arbitrator limit the amount or scope of such discovery, and in determining whether to do so, the arbitrator shall balance the need for discovery against the parties' mutual desire to resolve the dispute expeditiously and inexpensively. The decision of the arbitrator on the merits shall be final and binding as to any matters submitted to the arbitrator under this Agreement, except the arbitrator shall have no authority to grant punitive damages. To the extent the arbitrator's decision is that a loss has been suffered for which a party is to be indemnified under this Agreement, it shall be promptly satisfied; provided, however, that, if necessary, such decision and satisfaction procedure may be enforced by either party hereto in any court of record having jurisdiction over the subject matter or over any of the parties hereto. All costs and expenses incurred in connection with any such arbitration proceeding shall be borne by the party against whom the decision is rendered, or, if no decision is rendered or if the decision is a compromise, equally by Buyer and Seller.

                 14.3.4.  Right to Counsel.  Any party entitled to
                          ----------------
indemnification hereunder shall be entitled to be defended by counsel of such party's choice, subject to the approval of the indemnifying party, which approval shall not be unreasonably withheld or delayed, provided, however, if the indemnity claim arises out of an action by a third party, then the indemnifying party shall have the right to use the same counsel to defend the indemnified party as the indemnifying party is using in the underlying action, unless the indemnified party in good faith believes that a conflict exists such that the indemnified party will not be adequately represented by such counsel.

               14.3.5.  No Third Party Beneficiary.  The indemnifications set
                        --------------------------
forth in this Agreement shall not inure to the benefit of any unspecified third party, including but not limited to insurance carriers, which are specifically excluded.

     15.  Brokers.  Buyer and Seller each represents and warrants to the other
          -------
that neither has dealt with a broker, finder or other third party in connection with this transaction who would be entitled to a commission or finder's fee, other than CB Commercial, who represented the Seller, and none is due any person or entity, other than CB Commercial, who represented the Seller, through said party in connection with this Agreement or the transaction set forth herein and agrees to hold the other harmless from any such claim.

     16.  Default and Remedies.
          --------------------

          16.1.  BUYER'S DEFAULT - CLOSING.  IN THE EVENT OF BUYER'S DEFAULT
                 -------------------------
HEREUNDER PRIOR TO CLOSING WHICH IS NOT CURED WITHIN TEN (10) DAYS OF NOTICE THEREOF, PROVIDED ALL CONDITIONS SET FORTH IN SECTION 3.1 HAVE BEEN SATISFIED OR
                                                      ---
WAIVED BY BUYER, SELLER'S SOLE AND EXCLUSIVE REMEDY SHALL BE TO ELECT BY WRITTEN NOTICE TO BUYER AND ESCROW HOLDER, TO TERMINATE BUYER'S OBLIGATION TO BUY, AND SELLER'S OBLIGATION TO SELL, THE PROPERTY PURSUANT TO THIS AGREEMENT AND TO RECEIVE THE THEN AMOUNT OF THE DEPOSIT PLUS INTEREST EARNED THEREON, AS LIQUIDATED DAMAGES, WHICH SHALL BE DISBURSED TO SELLER. THE PARTIES AGREE THAT SELLER'S ACTUAL DAMAGES, IN THE EVENT OF A MATERIAL DEFAULT BY BUYER, WOULD BE EXTREMELY DIFFICULT OR IMPRACTICAL TO DETERMINE, AND THE LIQUIDATED DAMAGES HAVE BEEN AGREED UPON AFTER NEGOTIATION BETWEEN THE PARTIES. THE PARTIES AGREE THAT THIS PROVISION IS REASONABLE UNDER THE CIRCUMSTANCES EXISTING AT THE TIME THIS AGREEMENT IS MADE.

                   HMG                                        MLG
           -------------------                         ------------------
            INITIALS ON BEHALF                         INITIALS ON BEHALF
                OF SELLER                                   OF BUYER

          16.2.  SELLER'S DEFAULT - CLOSING.  IN THE EVENT OF SELLER'S DEFAULT
                 --------------------------
HEREUNDER PRIOR TO CLOSING WHICH IS NOT CURED WITHIN TEN (10) DAYS OF NOTICE THEREOF, PROVIDED ALL CONDITIONS SET FORTH IN SECTION 3.2 HAVE BEEN SATISFIED OR
                                                      ---
WAIVED BY SELLER, BUYER MAY ELECT, BY WRITTEN NOTICE TO SELLER AND ESCROW HOLDER, EITHER (A) TO CLOSE THIS TRANSACTION, WITH THE RIGHT OF SPECIFIC PERFORMANCE, AND TO RESERVE BUYER'S REMEDY TO SEEK DAMAGES FOR SUCH BREACH AS SET FORTH IN SECTION 16.3 OR (B), IF SELLER'S DEFAULT IS MATERIAL, TO TERMINATE
                     ----
SELLER'S OBLIGATION TO SELL, AND BUYER'S OBLIGATION TO BUY, THE PROPERTY PURSUANT TO THIS AGREEMENT AND RECEIVE THE RETURN OF THE DEPOSIT PLUS INTEREST EARNED THEREON, AND BUYER SHALL BE ENTITLED TO PAYMENT FROM SELLER OF BUYER'S ACTUAL PAID OUT-OF-POCKET COSTS NOT TO EXCEED $50,000 (EXCLUDING ANY ATTORNEYS' FEES DUE BUYER UNDER SECTION 18.15) AND BUYER SHALL DELIVER BUYER'S SURVEY TO SELLER.


                   HMG                                        MLG
           -------------------                         ------------------
            INITIALS ON BEHALF                         INITIALS ON BEHALF
                OF SELLER                                   OF BUYER

          16.3.  Breach of This Agreement if the Closing Occurs. In the event
                 ----------------------------------------------
the Closing occurs, any claim for a breach (the "Breach") of this Agreement, other than for failure to honor an obligation of indemnity under this Agreement, shall be subject to the following:

                 16.3.1.  Claim Amount.  Other than with respect to claims that
                          ------------
are covered by insurance, a party shall be liable for the Breach only if, and then only to the extent that, the damages, judgments, costs, expenses (excluding attorneys' fees and disbursements), penalties, liabilities or other amounts incurred as a result of the Breach exceed $25,000. Notwithstanding anything herein to the contrary, the maximum liability of either Buyer or Seller for the Breach, including but not limited to all costs, expenses, attorneys' fees and disbursements, shall be an amount equal to the Purchase Price. Notwithstanding the foregoing, the provisions of this Section 16.3.1 shall not apply to any
                                              ------
failure to reprorate the prorations as required by Section 5.
                                                           -

                 16.3.2.  Notice.  No party hereto shall be liable for the
                          ------
Breach unless, prior to the date ten months following the Closing (i) the alleged Breach occurs and (ii) the party asserting the Breach notifies the other party of the alleged Breach and the facts which are the basis for the alleged Breach. If the notice is timely given but the notified party desires to dispute such claim of Breach, it shall, within thirty (30) days after the aforesaid notice is given, give a counternotice, setting forth the basis for disputing such claim of Breach, to the party claiming the Breach. If no such counternotice is given within such thirty (30) day period, or if the alleged Breaching party acknowledges the Breach, then the Breach shall be promptly cured or satisfied.

                 16.3.3.  Arbitration.  If, within thirty (30) days after the
                          -----------
giving of the counternotice, the parties have not reached agreement as to the claim in question, then the claim shall be submitted to and settled by arbitration as hereinafter provided (it being expressly understood and agreed that if such counternotice is duly given, it is the intention of the parties to this Agreement that any such claim shall be resolved by arbitration as provided in this Section 16). Arbitration shall be before a retired judge or justice in
                --
Los Angeles County, California. If the parties are unable to agree on a retired judge or justice, each party shall name one retired judge or justice and the two named persons will select a neutral judge or justice to act as the sole arbitrator. The parties shall be entitled to take discovery in accordance with the provisions of the California Code of Civil Procedure, including but not limited to Section 1283.05, which shall be applicable to such arbitration, except that leave of the arbitrator shall not be required to take depositions for discovery, provided that either party may request that the arbitrator limit the amount or scope of such discovery, and in determining whether to do so, the arbitrator shall balance the need for discovery against the parties' mutual desire to resolve the dispute expeditiously and inexpensively. The decision of the arbitrator on the merits shall be final and binding as to any matters submitted to the arbitrator under this Agreement, and to the extent the arbitrator's decision is that a Breach occurred, it shall be promptly satisfied by the Breaching party; provided, however, that, if necessary, such decision and satisfaction procedure may be enforced by any party hereto in any court of record having jurisdiction over the subject matter or over any of the parties hereto. All costs and expenses incurred in connection with any such arbitration proceeding shall be borne by the party against whom the decision is rendered, or, if no decision is rendered or if the decision is a compromise, equally by Buyer and Seller.

     17.  Notices.  All notices, requests, approvals, disapprovals, submissions,
          -------
waivers, elections, exercises of options and consents required or provided for herein shall be in writing and shall be sufficient if (i) delivered personally (which shall include delivery by messenger, overnight courier or by facsimile
                                                              --
transmission (which facsimile shall be deemed received only during business hours)) or (ii) sent by registered or certified United States mail, return receipt requested, postage prepaid and by facsimile transmission, addressed as
                                   ---
described below, or to such other address as the party concerned may substitute by written notice to the other as provided herein. All notices given by mail shall be deemed to be received when actually received or refused.

     To Seller:                De Anza Properties - XII, Ltd.
                               9171 Wilshire Boulevard
                               Suite 627
                               Beverly Hills, CA 90210
                               Attn.:  Herbert M. Gelfand
                                FAX:  (310) 285-0167

                                PHONE:  (310) 550-1111

          with a copy to:      Terra Vista Management, Inc.
                               9171 Wilshire Boulevard
                               Suite 627
                               Beverly Hills, CA  90210
                               Attn.:  Michael D. Gelfand and
                                                          ---
                                       Bonnie Bonfanti
                                FAX:  (310) 285-0167
                                PHONE:  (310) 550-1111

          and a copy to:       Wendy G. Glenn, Esq.
                               1900 Avenue of the Stars
                               Suite 2700
                               Los Angeles, CA 90067-4508
                                FAX:  (310) 556-0655
                                PHONE:  (310) 556-8770

     To Buyer:                 Bay Apartment Communities, Inc.
                               4340 Stevens Creek Boulevard
                               Suite 275
                               San Jose, CA 95129
                               Attn.: Max Gardner,
                               Chief Operating Officer
                                FAX:  (408) 556-1862
                                PHONE:  (408) 983-1500

          with a copy to:      Bay Apartment Communities, Inc.
                               4440 Von Karman, Suite 300
                               Newport Beach, CA 92660
                               Attn.:  Michael J. Jara
                                FAX:  (714) 955-6235
                                PHONE:  (714) 955-6200

          with a copy to:      Scott David Brooks, Esq.
                               Cox, Castle & Nicholson
                               2327 Green Street, Suite 2
                               San Francisco, CA 94123
                                FAX:  (415) 775-5053
                                PHONE:  (415) 775-3937

     To Escrow Holder:         Chicago Title Company
                               700 South Flower Street, Suite 900
                               Los Angeles, California  90017
                               Attn.:  Amy Hiraheta
                                FAX:  (213) 488-4384
                                PHONE:  (213) 488-4358

     To Title Company:         Chicago Title Company
                               700 South Flower Street, Suite 900
                               Los Angeles, CA 90017
                               Attn.:  Nathaniel Glover
                                FAX:  (213) 488-4385
                                PHONE:  (213) 488-4361

     18.  Miscellaneous.
          -------------

          18.1.  Entire Agreement.  This Agreement and the Exhibits attached
                 ----------------
hereto which are incorporated herein and made a part hereof embody the entire agreement of the parties regarding the subject matter hereof. All prior negotiations, agreements and representations, whether oral or written, are merged herein. This Agreement may not be altered or modified, except by an instrument in writing signed by all parties (which may be in counterparts); nor may any provision be waived by a party unless in writing signed by such party.

          18.2.  Benefit of Agreement.  This Agreement shall be binding upon and
                 --------------------
inure to the benefit of the parties hereto and their respective successors and assigns.

          18.3.  Governing Law.  This Agreement shall be governed by and
                 -------------
construed in accordance with the internal laws of the State of California.

          18.4.  Time of the Essence.  Time shall be of the essence with respect
                 -------------------
to the performance by the parties of their respective obligations hereunder. Unless otherwise specified in this Agreement, in computing any time period provided for in the Agreement or by law, the day of the act or event from which the period of time runs shall be excluded, and the last day of such period shall be included, unless it is Saturday, Sunday or a federal legal holiday, in which case, shall run until the end of the next day which is not a Saturday, Sunday or federal legal holiday.

          18.5.  Captions.  The captions of the sections and paragraphs of this
                 --------
Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit or describe the scope of this Agreement, or the intent of any provision hereof.

          18.6.  Severability.  In case any one or more of the provisions
                 ------------
contained in this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect by a court, arbitrator or administrative agency having jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

          18.7.  Further Assurances.  Each party agrees that at the request of
                 ------------------
another party it will at any time hereafter make such further assurances and execute or cause to be executed such further instruments as may be reasonably requested by the other party in order that this Agreement may be fully performed in accordance with its intent and provisions.

          18.8.  Provisions Negotiated and Independent.  Each and every
                 -------------------------------------
provision of this Agreement has been independently, separately and freely negotiated by the parties as if this Agreement were drafted by all parties hereto. The parties, therefore, waive any statutory or common law presumption which would serve to have this document construed in favor of, or against, any party.

          18.9.  No Merger.  All provisions in this Agreement, which by their
                 ---------
terms extend beyond the Closing, shall survive the Closing and not merge as a result of the conveyance of the Property, including but not limited to the representations and warranties of Seller and Buyer which shall survive the Closing for one month.

          18.10.  Failure to Enforce.  The failure to enforce any breach of this
                  ------------------
Agreement should not be deemed a waiver of such breach and each party reserves its right to enforce the same at a later time and its right to waive a condition for its benefit without waiving any other provision or condition.

          18.11.  Counterpart.  This Agreement may be executed in two or more
                  -----------
identical counterparts, all of which shall be taken together as a single instrument.

          18.12.  Assignment of Agreement.  This Agreement may not be assigned
                  -----------------------
except that Buyer may designate an affiliate controlled by Buyer, to take title to the Property at Closing, on the condition that Buyer remain obligated under the Agreement and said designee assumes, as an additional obligor, all obligations of Buyer hereunder. The designation of a designee shall have no effect upon any amounts held by the Escrow Holder hereunder at the time of assignment, and all provisions herein relating to the Escrow Holder shall continue to be in full force and effect. Buyer must designate any such designee prior to the end of the Inspection Period.

          18.13.  No Third-Party Beneficiaries.  This Agreement is for the sole
                  ----------------------------
benefit of the parties hereto, their respective successors and assigns, and no other person or entity shall be entitled to rely upon or receive any benefit from this Agreement or any term hereof, except those parties entitled to indemnification pursuant to Section 14.
                                    --

          18.14.  Remedies.  The rights and remedies of the parties are set
                  --------
forth in Sections 14 and 16 and those in Sections 16.1 and 16.2 are exclusive in
                  --     --                       ----     ----
the event the Closing does not occur.   If the Closing does occur, the rights
and remedies of all parties under this Agreement or otherwise (whether based in contract, tort or any other theory) are set forth in Sections 14 and 16.3 and
                                                              --     ----
are exclusive.

          18.15.  Attorneys' Fees.  Unless otherwise specified in this
                  ---------------
Agreement, in any action or proceeding (including but not limited to an arbitration) arising out of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees and costs incurred in preparation for and in prosecution or defense of said action or proceeding, including but not limited to all appeals, related proceedings including enforcement, satisfaction and extraordinary writ proceedings.

          18.16.  Publicity and Confidentiality.  Buyer and Seller each agree
                  -----------------------------
that from and after the execution of this Agreement and prior to the Closing, the terms of the transaction contemplated by this Agreement, the identity of Buyer and all information made available by or to Buyer or Seller, shall be maintained in confidence and thereafter and prior to the Closing, no disclosure of such information will be made by Buyer or Seller, whether or not the transaction contemplated by this Agreement shall close, except to such attorneys, accountants, investment advisors, lenders, partners, investors, committee members and others as are reasonably required in connection with this transaction, or any obligations Buyer or Seller may have in connection therewith. Buyer and Seller for themselves each further agree that nothing in this Section shall prevent Buyer or Seller from disclosing or accessing any information otherwise deemed confidential under this Section (a) in connection with that party's enforcement of its rights hereunder; (b) pursuant to any contractual right or obligation, legal requirement, any statutory, or contractual reporting or any accounting or auditing disclosure; (c) in connection with performance by either party of its obligations under this Agreement (including, but not limited to, the delivery and recording of instruments, notices or other documents required hereunder); (d) to potential investors, participants or assignees in or of the transaction contemplated by this Agreement or such party's rights therein; or (e) to existing partners, investors, lenders or participants. Nothing herein shall imply any duty on Buyer or Seller to cause any broker to comply with this Section.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


SELLER:

DE ANZA PROPERTIES - XII, LTD.
a California limited partnership
By De Anza Corporation,
   Operating General Partner


     By /s/ Herbert M. Gelfand              Dated: October 15, 1997
        -------------------------------
        Herbert M. Gelfand
        Chairman of the Board


BUYER:

BAY APARTMENT COMMUNITIES, INC.
a Maryland corporation



     By /s/ Max L. Gardner                  Dated: 10/16/97
        -------------------------------
        Its Chief Operating Officer


ESCROW HOLDER:
Escrow obligations agreed to:

CHICAGO TITLE COMPANY



By: /s/ Amy Hiraheta                        Dated: 10/17/97
    -----------------------------------
    Amy Hiraheta, Escrow Officer

                                LIST OF EXHIBITS
                                ----------------
               (Actual Exhibits Not Included in Form 8-K Filing)

A.   Legal Description

A-1. Property Unit Mix

B.   Personal Property

C.   Rent Roll (including Delinquency Report)

D.   Items to be Provided or Made Available to Buyer
          Schedules:
               D-6(a) -- Insurance Policies
               D-6(b) -- Insurance Claims
               D-7 -- Contracts
               D-8 -- Litigation
               D-13 -- Reports

E.   Seller's Representations and Warranties
          Schedules:
               E-8 -- Violation of Laws

F.   Closing Documents
     F-1 - Grant Deed
     F-2 - Bill of Sale
     F-3 - Assignment of Leases
     F-4 - Assignment of Service Agreements
     F-5 - General Assignment

G.   Buyer's Representations and Warranties
          Schedules:
               G-7 -- Litigation

H.   Schedule of Rents

I.   Weekly Occupancy Activity Analysis Form